SECURITIES AND EXCHANGE COMMISSION

                                Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                January 2, 2003
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                Date of Report (Date of earliest event reported)


                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-12965                                       13-3163744
----------------------------------          ------------------------------------
   (Commission file number)                 (IRS employer identification number)


                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)


                                 (401) 434-5522
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              (Registrant's telephone number, including area code)






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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective January 2, 2003, Ernst & Young, LLP ("E&Y") resigned as the independent accountants of Nestor, Inc. (the "Company") for the year ending December 31, 2002. E&Y's resignation was approved by the Audit Committee of the Company.

     The report of E&Y on the financial statements of the Company for the fiscal year ended December 31, 2001 was qualified as to uncertainty about the Company's ability to continue as a going concern because the Company is expending cash in excess of cash generated from operations, as revenues are not yet sufficient to support operations and the Company has incurred significant losses. Except as described in this Item 4(a), the reports of E&Y on the financial statements of the Company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In addition, during the Company's two most recent fiscal years and through January 2, 2003, there was no disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

     During the Company's two most recent fiscal years and through January 2, 2003, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4(a). A copy of the letter furnished by E&Y in response to that request, dated January 6, 2003, is filed as Exhibit 16.1 to this Form 8-K.

     (b) On January 2, 2003, Carlin, Charron & Rosen, LLP ("Carlin") was engaged as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Carlin, the Company has not consulted with Carlin regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report or oral advice was provided to the Company by Carlin that Carlin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in Item 304(a)(1) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits:

          The following exhibits are filed as part of this report:

          Exhibit Number           Description
          --------------           -----------

               16.1 Letter from Ernst & Young LLP dated January 6, 2003 regarding change in certifying accountant.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    NESTOR, INC.
                                      ---------------------------------------
                                                    (Registrant)



                                   By:        /s/ Nigel P. Hebborn
                                      ---------------------------------------
                                        Nigel P. Hebborn
                                        President and Chief Executive Officer



Dated:     January 6, 2003




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                                 EXHIBIT INDEX


Exhibit No.        Document
-----------        --------

   16.1 Letter from Ernst & Young LLP dated January 6, 2003 regarding change in certifying accountant.



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